UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 4, 2016
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Hershey Company (the “Company”) held its 2016 Annual Meeting of Stockholders on May 4, 2016. Set forth below are the final voting results from the meeting.

Management Proposals:

Proposal No. 1 — Election of Directors

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pamela M. Arway	715,531,108	1,379,464	23,376,526
John P. Bilbrey	712,887,101	4,023,471	23,376,526
Robert F. Cavanaugh	715,420,110	1,490,462	23,376,526
Charles A. Davis	715,393,307	1,517,215	23,376,526
Mary Kay Haben	714,216,072	2,694,500	23,376,526
James M. Mead	706,400,528	10,560,044	23,376,526
James E. Nevels	706,615,223	10,295,349	23,376,526
Thomas J. Ridge	715,466,333	1,444,239	23,376,526
David L. Shedlarz	714,261,388	2,649,184	23,376,526

Holders of the Company's Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert M. Malcolm	108,276,101	2,517,347	23,315,956
Anthony J. Palmer	108,299,564	2,490,888	23,315,956

Proposal No. 2 — Independent Registered Public Accounting Firm

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2016, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
738,599,690	1,425,091	262,317

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company's named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
710,117,102	6,224,109	569,361	23,376,526

Proposal No. 4 — Re-Approval of the Material Terms of the Performance Criteria Under The Hershey Company Equity and Incentive Compensation Plan

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, re-approved the material terms of the performance criteria under The Hershey Company Equity and Incentive Compensation Plan by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
712,628,804	3,727,727	554,041	23,376,526

Stockholder Proposal:

Proposal No. 5 — Report on Use of Nanomaterials

Holders of the Company's Common Stock and Class B Common Stock, voting together without regard to class, voted against the stockholder proposal entitled "Report on Use of Nanomaterials" by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,923,852	666,137,824	24,848,896	23,376,526

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 9, 2016	By: /s/ Patricia A. Little
Patricia A. Little Senior Vice President, Chief Financial Officer